Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended May 31, 2009

Accounting Method:    ☒  Accrual Basis    ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☒	☐	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?	☒
4. Are all insurance policies and operating licenses current and in effect?	☒
5. Did you open any new bank accounts this month?	☒
6. Did you deposit all receipts into your DIP account this month?	☒
7. Have all taxes been timely paid (payroll, sales, etc.)?	☒
8. Are you current on U.S. Trustee quarterly fees payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	7/17/2009	Print Name:	Thomas G. Apel

		Signature:	/S/ Thomas G. Apel

		Title:	Chief Executive Officer

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: May 2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$7,985,024	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	2,933,944		2,933,944
Sale of Assets	0		0
Loans/advances			0

Total Cash Receipts	$2,933,944		$2,933,944

3. Cash Disbursements
Operations	2,070,230		2,070,230
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		0
Other	0		0

Total Cash Disbursements	$2,070,230		$2,070,230

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	863,715		863,715

5. Ending Cash Balance (to Form 2-C)	$8,848,739	(2)	$8,848,739	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
Petty Cash		$21.71	$—	$—	$21.71
Operating/xxx4580	Bank of Oklahoma	$6,107.58	$(1,923.45)	$165,944.85	$(161,760.72)
Eurosweep/xxx1953	Bank of Oklahoma	8,945,470.46	—	—	8,945,470.46
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	0.00	—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
Utility Deposit/xxx9938	Bank of Oklahoma	65,007.12	0.00	0.00	65,007.12

TOTAL		$9,016,606.87	$(1,923.45)	$165,944.85	$8,848,738.57	(2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: May 1, 2009 to May 30, 2009

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$

See attached schedule

Total Cash Disbursements					$0	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	May 30, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$22	$22
Bank of Oklahoma Eurosweep Account	8,783,710	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,007	—

Total Cash	8,848,738	7,985,024

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	37,500	37,500
Pre-petition: Other Receivables	498,827	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	2,449,519	—

Total Current Post-Petition Accounts Receivable	2,985,845	3,034,045

Employee Receivables	—	—

Prepaid Expenses	276,462	280,205

Total Current Assets	12,111,046	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,582,954	4,595,029
Furniture and Fixtures (net of depreciation)	148,324	155,571
Computer Hardware (net of depreciation)	764,130	788,156
Software (net of depreciation)	18,072	18,757

Total Fixed Assets Net of Depreciation	7,530,481	7,574,514

Goodwill	9,152,249	9,152,249

Total Other Assets	16,682,730	16,726,763

Total Assets	$28,793,776	$28,026,037

Liabilities and Stockholder’s Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	$—
Post-Petition Accrued Payroll and Payroll Tax Expense	738,335	—
Interperiod over/under funding of benefit account	(2,356)	—
Post-Petition Accrued Property Taxes	8,345	—
Accrued Expenses (non-salary related)	6,025	—
Accrued State Income Tax (2009)	12,500	—
Accrued Professional Fees	—	—
Post-Petition Trade Payable	94,285	—

Total Current Post-Petition Accounts Payable	857,134	—

Total Liabilities Not Subject to Compromise	857,134	—

Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	3,050	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,925	1,639,832,523

Total Liabilities	1,639,689,059	1,639,832,523

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,438)	(1,631,762,036)
Retained Earnings - Post-petition	(89,396)	—

Total Stockholder’s Equity	(1,610,895,283)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$28,793,776	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: May 2009

(Accrual Basis)

	May 2009	Petition To Date
Operating Revenue
Quality Control	$2,153,006	$2,153,006
Professional fees	0	0
Post Closing Services	159,798	159,798
Pre-Funding	4,280	4,280
Imaging	0	0
Physical Storage Fees	0	0
TMHL Underwriting	0	0
Occupancy Verification Fee	525	525
Document Retrieval	23,695	23,695
Interest Income	4,803	4,803
Late Charges	(36)	(36)
Quality Jobs/TIPs Income	28,910	28,910

Total Operating Revenue	2,374,981	2,374,981

Expenses
Salaries	1,116,049	1,116,049
Salaries - Additional Files & O/T	162,876	162,876
Benefits - 401K Matching	20,529	20,529
Employee Appreciation & Development	3,047	3,047
Employee Banquet	2,400	2,400
Contract Labor	760	760
Employee Recruitment Expense	352	352
Payroll Taxes	110,225	110,225
Payroll Processing Fee	2,123	2,123
Employee Health Insurance	210,407	210,407
Legal & Professional Fees (Ordinary Course)	1,625	1,625
Office Supplies	19,644	19,644
Copier Supplies	0	0
Software Expense	0	0
Telephone Expense	9,546	9,546
Printing	2,060	2,060
Postage	22,067	22,067
Shipping	11,725	11,725
Strategic Partners Expense	70	70
Insurance Expense	4,978	4,978
QC Appraisals	189,535	189,535
QC Appraisals (Contra)	(181,139)	(181,139)
QC Reverifications	(10,753)	(10,753)
In-File Credit Reports	0	0
Mtg. Credit Reports	138,578	138,578
Mtg. Credit Reports (Contra)	(141,550)	(141,550)
Outsourced External Data	109	109

Property Value Requests	0	0
External Collateral Reviews	(7,130)	(7,130)
Filing Fees	0	0
High Cost Check	(10,693)	(10,693)
Depreciation	44,734	44,734
Fares and Lodging	2,353	2,353
Meals - Travel	56	56
Auto Expense Reimbursement	44	44
Conference Expense	5,378	5,378
Entertainment	281	281
Meals & Entertainment	0	0
Advertising	531	531
Contributions	0	0
Business Promotion	(429)	(429)
Lease-Co Location - AT&T	5,627	5,627
Physical Storage Fees	150	150
Document Recycling	5,557	5,557
Equipment Expense	20,140	20,140
Hardware & Software Maintenance	13,961	13,961
Processing & Administration Fees	0	0
Dues & Subscriptions	597	597
Miscellaneous Taxes	2,955	2,955
Miscellaneous Expense	0	0
Bank Account Fees	1,722	1,722
Bad Debt Expense	0	0
Buildings - Taxes & Insurance	8,296	8,296
Building - Maintenance & Supplies	11,597	11,597
Building - Utilities	12,039	12,039

Total Expenses Before Taxes	1,813,027	1,813,027

Net Income (Loss) Before Taxes	561,954	561,954

State Income Tax Expense	12,500	12,500
Reorganization Expenses	0	0

Net Income (Loss)	$549,454	$549,454

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: May 1, 2009 to May 30, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$0	$93,048	$93,048	various	wire	$0
State	0	37,406	37,406	various	wire	0

FICA Tax Withheld	0	85,353	85,353	various	wire	0

Employer’s FICA Tax	0	85,352	85,352	various	wire	0

Unemployment Tax
Federal	0	630	630	various	wire	0
State	0	16,343	16,343	various	wire	0

Accrued Payroll Taxes [1]	0	49,154	0			49,154

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	0	8,345	0			8,345

Accrued Income Tax:
Federal	0	0	0			0
State	0	12,500	0			12,500
Other:	0	0	0			0

TOTALS	$0	$388,130	$318,132			$69,999

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: May 1, 2009 to May 30, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable
Under 30 days	$2,449,519	$94,285
30 to 60 days	0	0
61 to 90 days	0	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	2,449,519

Pre Petition Amounts	536,327

Total Accounts Receivable	$2,985,845

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$2,985,845

Total Post Petition Accounts Payable		$94,285

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Venable LLP	$0	$0	$0		$0
Orrick Herrington, et al	0	0	0		0
Quinn Emmanual	0	0	0		0
Houlihan Lokey	0	0	0		0
Protiviti Inc.	0	0	0		0
Other:	0	0	0		0

Total	$0	$0	$0		$0

[1]

Debtor is one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors are incurring time on behalf of both Adfitech and the other debtors. Time for these profesionals has not yet been allocated between the estates. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other consolidated debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Officers	various	Salary/Commission	$73,352
Officers	various	Bonus	25,764
Officers	various	401K Contribution	1,863
Officers	various	Expense Reimbursement	4,627

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: May 2009

QUARTERLY DISBURSEMENT CALCULATION

1 Disbursements made in calendar quarter
April 2009	$0
May 2009	2,070,230
June 2009

Quarterly Total	$2,070,230

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: May 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT, RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

During the reporting period, the Debtor continued to operate as a going-concern entity. Debtor and Debtor’s parent company, Thornburg Mortgage, Inc., along with the Creditors’ Committee for the jointly administered bankruptcy estates explored the possibility of selling the operations of Adfitech. As of the end of the reporting period no stalking horse bidder was identified. The parties continue to explore this option.

During the reporting period, the first-day hearings were held for the Debtor and related debtors. Also during the period, the Debtor worked with its financial advisor to compile data necessary for the completion of the statement of financial affairs and the bankruptcy schedules.

0

2009 May Disbursements Adfitech (Form 2B)

ACENITEC	150.00
Adfitech Flexible Spending	15,642.87
ADP	2,122.74
ADP TX - 401K	57,734.79
ADP TX - TAX	318,131.54
ADP-Payroll	772,957.82
ADT SECURITY SERVICES	2,082.48
AFLAC	6,407.13
AFTI Employee Benefit Trust	228,254.87
ALEX TRAN	151.70
ALLSTATE APPRAISAL	8,925.00
AMERICAN EXPRESS	7.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMSOUTH BANK	285.00
ASTORIA FEDERAL SAVINGS	50.00
AT&T	2,971.73
AT&T - NEWARK	5,627.00
AT&T BUSINESS SERVICES	208.87
AT&T MOBILITY (CINGULAR)	926.90
AT&T MOBILITY (DALLAS)	212.90
AVAYA, INC.	2,873.64
BANK ATLANTIC	50.00
BANK OF AMERICA	5,680.00
BANK OF OKLAHOMA	1,707.67
BANK OF THE WEST	90.00
BB&T	700.00
BILL LEWIS APPRAISAL COMPANY	175.00
BILLING SOLUTIONS, INC.	4,801.75
BUSINESS IMAGING SYSTEMS, INC.	477.95
CAPITAL ONE	15.00
CAROL ASH & ASSOCIATES	435.00
CENTRAL NATIONAL BANK OF ENID	75.00
CHASE BANK	160.00
CHRISTINE MARIE SCHWARTZ	760.00
CITY OF EDMOND	11,795.93
CLEAR CAPITAL	74,400.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
COLLATERAL RISK SOLUTIONS, INC.	2,220.00

Friday, July 17, 2009	Page 1 of 3

COLLIN DOUGLAS	162.52
COMFORT, INC.	8,859.18
COMMERCE BANK - NEW JERSEY	35.00
COMMERCE BANK - ST. LOUIS	35.00
COMMUNITY TRUST BANK DBA SUNTR	25.00
CONSOLIDATED BUSINESS SERVICES	1,545.00
COOK COUNTY RECORDER	20.00
COOK, PRAY, REXROTH & ASSOC.	950.00
DAVID PARMER	507.61
DEBORAH MAPLE	2,469.47
DENISE JONES	170.85
DFCU FINANCIAL	25.00
DISCOVER BANK	387.30
E*TRADE FINANCIAL	25.00
EDMOND AREA CHAMBER OF COMMERCE	847.00
EMC NATIONAL LIFE CO.	246.56
Employees	85,012.88
EMPLOYMENT SCREENING SERVICES	352.00
ENGLAND REFRIGERATION SERVICE, INC.	605.00
FABER AND BRAND, LLC	419.13
FARMER BROTHERS COFFEE	2,382.12
FEDEX	28.44
FIELD VERIFICATION ASSOCIATES	109,568.00
FIFTH THIRD BANK	70.00
FIRST AMERICAN CREDCO	138,177.00
FIRST AMERICAN NATIONAL BANK	25.00
FORSYTHE APPRAISALS	400.00
FORT DEARBORN LIFE INSURANCE CO.	2,323.11
FRED WEBER	110.20
GENERAL MAILING EQUIPMENT, INC.	242.74
HADEN APPRAISAL INC	450.00
HECKMAN AND ASSOCIATES	800.00
INTERNAL REVENUE SERVICE	200.00
IREDELL COUNTY RECORDER	15.00
JOHN BAXTER	1,273.97
JOHN HARDEMAN, TRUSTEE	1,109.54
JOHN J. ROSENHAMER	2,047.25
JOHNSON APPRAISAL SERVICE	450.00
LANDAMERICA LENDER SERVICES/ONE STOP	5,685.00
LENDERS ONE	70.00
LEXIS-NEXIS	108.84

Friday, July 17, 2009	Page 2 of 3

MAVENT INC.	1,533.40
METLIFE SMALL BUSINESS CENTER	11,473.56
MIDCON DATA SERVICES, INC.	150.00
MINUTEMAN PRESS	2,059.61
MISC FEES PAYEE	42,028.50
OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	11,478.24
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	328.42
OKLAHOMA NATURAL GAS	242.66
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
POSTALIA	10,000.00
POSTMASTER	5,000.00
RACO INDUSTRIES	1,988.52
RAH APPRAISAL	500.00
Reconciling item	-465.30
Reconciling item (for double booked disbursement adjusted in June)	10,000.00
ROBIN WILLIAMS	135.68
ROSA RESENDE	1,042.50
SAFEGUARD PROPERTIES, INC.	25.00
SHRED-IT OKLAHOMA CITY	5,556.80
SPRINT	5,122.93
STAPLES BUSINESS ADVANTAGE	3,740.58
STEPHEN MEYER APPRAISAL	575.00
SUN LIFE & HEALTH INSURANCE CO.	9,189.13
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	350.00
SYNERGY DATACOM	531.04
TG’S LASER SUPPLY & SUPPORT LTD. CO.	16,429.55
THE BRADY GROUP	1,155.00
THE INSURANCE CENTER	15,431.00
THE SECRETARY OF STATE	15.00
TIM SHORT	15.94
UNITED PARCEL SERVICE	11,696.28
UNIVERSAL CREDIT SERVICES	401.20
VISION SERVICE PLAN OF OKLAHOMA	3,115.05
VOIDED CHECK	0.00
ZONES, INC.	970.68
Grand Total	$2,070,229.56

Friday, July 17, 2009	Page 3 of 3